Exhibit 99.7

Spectrum Brands Holdings, Inc.

Quarterly Condensed Consolidated Statements of Income

Fiscal Year Ended September 30, 2018

(unaudited)

	Quarter Ended
(in millions)	Sept. 30, 2018	Jun. 30, 2018	Mar. 31, 2018	Dec. 31, 2017
Net sales	$974.4	$1,029.4	$882.6	$922.2
Cost of goods sold	627.4	665.2	574.9	603.4
Restructuring and related charges	0.1	1.5	1.7	0.3
Gross profit	346.9	362.7	306.0	318.5
Selling	153.9	147.1	152.4	153.8
General and administrative	104.5	78.5	88.0	79.6
Research and development	10.8	10.8	11.5	11.5
Acquisition and integration related charges	2.6	3.1	4.2	5.3
Restructuring and related charges	20.2	16.4	18.6	16.8
Write-off from impairment of intangible assets	20.3	—	—	—
Total operating expenses	312.3	255.9	274.7	267.0
Operating income	34.6	106.8	31.3	51.5
Interest expense	57.7	63.3	67.7	75.3
Other non-operating (income) expense, net	(2.1)	(1.2)	—	(0.8)
Income from continuing operations before income taxes	(21.0)	44.7	(36.4)	(23.0)
Income tax expense (benefit)	13.7	(354.2)	(1.7)	(120.5)
Net (loss) income from continuing operations	(34.7)	398.9	(34.7)	97.5
(Loss) income from discontinued operations, net of tax	(81.5)	33.8	11.3	481.4
Net (loss) income	(116.2)	432.7	(23.4)	578.9
Net (loss) income attributable to non-controlling interest	(0.3)	27.1	5.5	71.4
Net (loss) income attributable to controlling interest	$(115.9)	$405.6	$(28.9)	$507.5
Amounts attributable to controlling interest
Net (loss) income from continuing operations attributable to controlling interest	$(34.0)	$382.9	$(32.6)	$40.2
Net (loss) income from discontinued operations attributable to controlling interest	(81.9)	22.7	3.7	467.3
Net (loss) income attributable to controlling interest	$(115.9)	$405.6	$(28.9)	$507.5

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Quarterly Condensed Consolidated Statements of Income

Fiscal Year Ended September 30, 2017

(unaudited)

	Quarter Ended
(in millions)	Sept. 30, 2017	Jun. 30, 2017	Mar. 31, 2017	Dec. 31, 2016
Net sales	$987.4	$966.9	$869.0	$882.1
Investment income	—	0.1	1.0	—
Revenue	987.4	967.0	870.0	882.1
Cost of goods sold	628.2	628.4	548.2	564.7
Restructuring and related charges	—	0.2	0.3	—
Gross profit	359.2	338.4	321.5	317.4
Selling	150.1	146.3	140.9	140.7
General and administrative	98.7	78.5	87.8	90.2
Research and development	12.3	10.6	11.1	10.6
Acquisition and integration related charges	5.6	5.2	4.4	2.5
Restructuring and related charges	25.1	8.2	2.4	1.3
Write-off from impairment of intangible assets	16.3	—	—	—
Total operating expenses	308.1	248.8	246.6	245.3
Operating income	51.1	89.6	74.9	72.1
Interest expense	77.6	76.0	77.6	79.2
Other non-operating expense (income), net	2.8	1.7	1.3	(0.9)
Income (loss) from continuing operations before income taxes	(29.3)	11.9	(4.0)	(6.2)
Income tax (benefit) expense	(52.3)	12.6	15.0	13.0
Net income (loss) from continuing operations	23.0	(0.7)	(19.0)	(19.2)
Income (loss) from discontinued operations, net of tax	1.1	40.5	(32.4)	280.0
Net income (loss)	24.1	39.8	(51.4)	260.8
Net income attributable to non-controlling interest	50.4	37.7	30.6	48.6
Net (loss) income attributable to controlling interest	$(26.3)	$2.1	$(82.0)	$212.2
Amounts attributable to controlling interest
Net (loss) income from continuing operations attributable to controlling interest	$(4.8)	$(21.0)	$(30.6)	$(34.2)
Net (loss) income from discontinued operations attributable to controlling interest	(21.5)	23.1	(51.4)	246.4
Net (loss) income attributable to controlling interest	$(26.3)	$2.1	$(82.0)	$212.2

Exhibit 99.7

SB/RH Holdings, LLC

Quarterly Condensed Consolidated Statements of Income

Fiscal Year Ended September 30, 2018

(unaudited)

	Quarter Ended
(in millions)	Sept. 30, 2018	July 1, 2018	April 1, 2018	Dec. 31, 2017
Net sales	$974.4	$1,029.4	$882.6	$922.2
Cost of goods sold	627.4	665.2	574.9	603.4
Restructuring and related charges	0.1	1.5	1.7	0.3
Gross profit	346.9	362.7	306.0	318.5
Selling	153.9	147.1	152.4	153.8
General and administrative	72.7	69.3	61.6	69.0
Research and development	10.8	10.8	11.5	11.5
Acquisition and integration related charges	2.7	3.1	4.2	5.3
Restructuring and related charges	20.2	16.4	18.6	16.8
Write-off from impairment of intangible assets	20.3	—	—	—
Total operating expenses	280.6	246.7	248.3	256.4
Operating income	66.3	116.0	57.7	62.1
Interest expense	43.0	43.4	42.0	38.5
Other non-operating (income) expense, net	(0.9)	2.9	1.6	1.4
Income from continuing operations before income taxes	24.2	69.7	14.1	22.2
Income tax expense (benefit)	58.8	(9.1)	(0.8)	(125.7)
Net (Loss) income from continuing operations	(34.6)	78.8	14.9	147.9
(Loss) income from discontinued operations, net of tax	(61.4)	4.6	11.3	21.5
Net income	(96.0)	83.4	26.2	169.4
Net income attributable to non-controlling interest	0.3	0.2	0.1	0.9
Net (loss) income attributable to controlling interest	$(96.3)	$83.2	$26.1	$168.5
Amounts attributable to controlling interest
Net (loss) income from continuing operations attributable to controlling interest	$(34.9)	$78.6	$14.8	$147.0
Net (loss) income from discontinued operations attributable to controlling interest	(61.4)	4.6	11.3	21.5
Net (loss) income attributable to controlling interest	$(96.3)	$83.2	$26.1	$168.5

Exhibit 99.7

SB/RH Holdings, LLC

Quarterly Condensed Consolidated Statements of Income

Fiscal Year Ended September 30, 2017

(unaudited)

	Quarter Ended
(in millions)	Sept. 30, 2017	July 2, 2017	April 2, 2017	Jan. 1, 2017
Revenue	$987.4	$966.9	$869.0	$882.1
Cost of goods sold	628.2	628.5	548.2	564.7
Restructuring and related charges	—	0.2	0.3	—
Gross profit	359.2	338.2	320.5	317.4
Selling	150.1	146.3	140.9	140.7
General and administrative	91.0	67.0	73.8	68.8
Research and development	12.3	10.6	11.1	10.6
Acquisition and integration related charges	5.6	5.2	4.4	2.5
Restructuring and related charges	25.1	8.2	2.4	1.3
Write-off from impairment of intangible assets	16.3	—	—	—
Total operating expenses	300.4	237.3	232.6	223.9
Operating income	58.8	100.9	87.9	93.5
Interest expense	39.4	39.7	38.9	43.8
Other non-operating expense (income), net	2.9	1.8	1.9	(0.9)
Income from continuing operations before income taxes	16.5	59.4	47.1	50.6
Income tax (benefit) expense	(53.4)	12.8	16.5	15.3
Net income from continuing operations	69.9	46.6	30.6	35.3
Income from discontinued operations, net of tax	26.1	32.8	30.3	29.6
Net income	96.0	79.4	60.9	64.9
Net (loss) income attributable to non-controlling interest	(0.2)	1.7	(0.1)	(0.1)
Net income attributable to controlling interest	$96.2	$77.7	$61.0	$65.0
Amounts attributable to controlling interest
Net income from continuing operations attributable to controlling interest	$70.1	$44.9	$30.7	$35.4
Net income from discontinued operations attributable to controlling interest	26.1	32.8	30.3	29.6
Net Income attributable to controlling interest	$96.2	$77.7	$61.0	$65.0

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Periods Ended December 30, 2018, and December 31, 2017 and 2016

(unaudited)

NET SALES AND ORGANIC NET SALES

The following is a summary of net sales by segment for the three month periods ended December 30,  2018, and December 31, 2017 and 2016, respectively.

	Three Month Periods Ended				Three Month Periods Ended
(in millions, except %)	Dec. 30, 2018	Dec. 31, 2017	Variance		Dec. 31, 2017	Dec. 31, 2016	Variance
HHI	$305.1	$325.9	(20.8)	(6.4%)	$325.9	$288.8	37.1	12.8%
HPC	317.2	342.0	(24.8)	(7.3%)	342.0	349.0	(7.0)	(2.0%)
PET	204.7	202.4	2.3	1.1%	202.4	194.2	8.2	4.2%
H&G	53.3	51.9	1.4	2.7%	51.9	50.1	1.8	3.6%
Net Sales	$880.3	$922.2	(41.9)	(4.5%)	$922.2	$882.1	40.1	4.5%

We define organic net sales as reported net sales excluding the effect of changes in foreign currency exchange rates and acquisitions. We believe this non-GAAP measure provides useful information to investors because it reflects regional and operating segment performance from our activities without the effect of changes in currency exchange rate and/or acquisitions. We use organic net sales as one measure to monitor and evaluate our regional and segment performance. Organic growth is calculated by comparing organic net sales to reported net sales in the prior year. The effect of changes in currency exchange rates is determined by translating the period’s net sales using the currency exchange rates that were in effect during the prior period. Net sales are attributed to the geographic regions based on the country of destination. We exclude net sales from acquired businesses in the current year for which there are no comparable sales in the prior period.  The following is a reconciliation of reported net sales to organic net sales for the three month periods ended December 30, 2018 and December 31, 2017 compared to reported net sales for the three month period ended December 31, 2017 and 2016, respectively.

	December 30, 2018
Three Month Periods Ended (in millions, except %)	Net Sales	Effect of Changes in Currency	Net Sales Excluding Effect of Changes in Currency	Effect of Acquisitions	Organic Net Sales	Net Sales Dec. 31, 2017	Variance
HHI	305.1	1.6	306.7	—	306.7	325.9	(19.2)	(5.9%)
HPC	317.2	10.2	327.4	—	327.4	342.0	(14.6)	(4.3%)
PET	204.7	1.8	206.5	—	206.5	202.4	4.1	2.0%
H&G	53.3	—	53.3	—	53.3	51.9	1.4	2.7%
Net Sales	$880.3	$13.6	$893.9	$—	$893.9	$922.2	(28.3)	(3.1%)

	December 31, 2017
Three Month Periods Ended (in millions, except %)	Net Sales	Effect of Changes in Currency	Net Sales Excluding Effect of Changes in Currency	Effect of Acquisitions	Organic Net Sales	Net Sales Dec. 31, 2016	Variance
HHI	325.9	(2.1)	323.8	—	323.8	288.8	35.0	12.1%
HPC	342.0	(12.0)	330.0	—	330.0	349.0	(19.0)	(5.4%)
PET	202.4	(4.8)	197.6	(24.8)	172.8	194.2	(21.4)	(11.0%)
H&G	51.9	—	51.9	—	51.9	50.1	1.8	3.6%
Net Sales	$922.2	$(18.9)	$903.3	$(24.8)	$878.5	$882.1	(3.6)	(0.4%)

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Periods Ended December 30, 2018, and December 31, 2017 and 2016

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN

EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization) is a non-GAAP metric used by management that we believe provides useful information to investors because it reflects ongoing operating performance and trends of our segments excluding certain non-cash based expenses and/or non-recurring items during each of the comparable periods and facilitates comparisons between peer companies since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Further, adjusted EBITDA is a measure used for determining compliance with the Company’s debt covenants. EBITDA is calculated by excluding the Company’s income tax expense, interest expense, depreciation expense and amortization expense (from intangible assets) from net income. Adjusted EBITDA further excludes the following:

•

Stock based and other incentive compensation costs that consist of costs associated with long-term compensation arrangements and other equity based compensation based upon achievement of long-term performance metrics; and generally consist of non-cash, stock-based compensation. During the three month period ended December 30, 2018, the Company issued certain incentive bridge awards due to changes in the Company’s long-term incentive compensation plans that allow for cash based payment upon employee election, which are included in the adjustment, but would not qualify for shared-based compensation;

•

Acquisition and integration related charges that consist of transaction costs from qualifying acquisition transactions during the period, or subsequent integration related project costs directly associated with an acquired business;

•	Divestiture related transaction costs that are recognized in continuing operations due to the change in plan to cease marketing and selling of the HPC business;
•	Restructuring and related charges, which consist of project costs associated with restructuring initiatives across the segments;
•	Non-cash purchase accounting inventory adjustments recognized in earnings from continuing operations subsequent to an acquisition (when applicable);
•	Non-cash asset impairments or write-offs realized and recognized in earnings from continuing operations (when applicable);
•	Incremental costs associated with a safety recall in the PET segment.
•

Transactions costs directly associated with the merger of Spectrum Brands Legacy, Inc. (“Spectrum”, formerly Spectrum Brands Holdings, Inc.) and Spectrum Brands Holdings, Inc. (“HRG”, formerly HRG Group, Inc.) that closed on July 13, 2018 (collectively referred to as the “Spectrum Merger”);

•

Non-recurring HRG net operating costs, considered to be redundant or duplicative due to the Spectrum Merger and not considered a component of the continuing commercial products company after completion of the Spectrum Merger, including compensation and benefits, directors fees, professional fees, insurance, public company costs, amongst others; and including interest and other non-recurring income that will ultimately be eliminated following the transaction; and

•

Other adjustments primarily consisting of incremental costs for separation of key senior executives, costs attributable to flood damage at the Company’s facilities in Middleton, Wisconsin, and certain fines and penalties from customers for delayed shipments following the completion of a PET distribution center consolidation in EMEA for the three month period ended December 30, 2018; including the operating margin on H&G sales to GAC discontinued operations for the three month periods ended December 30, 2018, and December 31, 2017 and 2016, respectively.

Adjusted EBITDA margin is calculated as adjusted EBITDA as a percentage of reported net sales for the respective period.

The following is a summary of Adjusted EBITDA by segment for the three month periods ended December 30, 2018, and December 31, 2017 and 2016.

	Three Month Periods Ended				Three Month Periods Ended
(in millions, except %)	Dec. 30, 2018	Dec. 31, 2017	Variance		Dec. 31, 2017	Dec. 31, 2016	Variance
HHI	$55.6	$60.0	(4.4)	(7.3%)	$60.0	$59.2	0.8	1.4%
HPC	35.0	41.7	(6.7)	(16.1%)	41.7	54.1	(12.4)	(22.9%)
PET	29.1	34.1	(5.0)	(14.7%)	34.1	30.7	3.4	11.1%
H&G	3.1	5.4	(2.3)	(42.6%)	5.4	5.7	(0.3)	(5.3%)
Corporate	(7.5)	(8.5)	1.0	(11.8%)	(8.5)	(10.2)	1.7	(16.7%)
Adjusted EBITDA	$115.3	$132.7	(18.4)	(13.9%)	$132.7	$139.5	(8.5)	(6.1%)

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Periods Ended December 30, 2018, and December 31, 2017 and 2016

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (continued)

The following is the reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin for the three month periods ended December 30, 2018, December 31, 2017 and 2016.

Three Month Period Ended Dec. 30, 2018 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$43.7	$(8.1)	$11.8	$(2.0)	$(74.5)	$(29.1)
Income tax benefit	—	—	—	—	(3.4)	(3.4)
Interest expense	—	—	—	—	57.0	57.0
Depreciation and amortization	8.6	38.1	10.6	4.8	3.9	66.0
EBITDA	52.3	30.0	22.4	2.8	(17.0)	90.5
Share based compensation	—	—	—	—	6.0	6.0
Acquisition and integration related charges	0.5	—	0.7	—	0.4	1.6
Restructuring and related charges	2.8	0.2	2.6	0.7	2.8	9.1
HPC divestiture related charges	—	4.7	—	—	—	4.7
Pet safety recall	—	—	0.6	—	—	0.6
Other	—	0.1	2.8	(0.4)	0.3	2.8
Adjusted EBITDA	$55.6	$35.0	$29.1	$3.1	$(7.5)	$115.3
Net Sales	$305.1	$317.2	$204.7	$53.3	$—	$880.3
Adjusted EBITDA Margin	18.2%	11.0%	14.2%	5.8%	—	13.1%

Three Month Period Ended Dec. 31, 2017 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income from continuing operations	$31.1	$32.6	$12.9	$0.9	$20.0	$97.5
Income tax benefit	—	—	—	—	(120.5)	(120.5)
Interest expense	—	—	—	—	75.3	75.3
Depreciation and amortization	11.0	8.8	10.4	4.7	3.6	38.5
EBITDA	42.1	41.4	23.3	5.6	(21.6)	90.8
Share based compensation	—	—	—	—	4.5	4.5
Acquisition and integration related charges	2.7	0.3	2.1	—	0.2	5.3
Restructuring and related charges	15.2	—	0.6	—	1.3	17.1
Inventory acquisition step-up	—	—	0.8	—	—	0.8
Pet safety recall	—	—	7.3	—	—	7.3
Spectrum merger related transaction charges	—	—	—	—	2.8	2.8
Non-recurring HRG operating costs and interest income	—	—	—	—	4.3	4.3
Other	—	—	—	(0.2)	—	(0.2)
Adjusted EBITDA	$60.0	$41.7	$34.1	$5.4	$(8.5)	$132.7
Net Sales	$325.9	$342.0	$202.4	$51.9	$—	$922.2
Adjusted EBITDA Margin	18.4%	12.2%	16.8%	10.4%	—	14.4%

Three Month Period Ended Dec. 31, 2016 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$48.4	$45.8	$19.4	$1.5	$(134.3)	$(19.2)
Income tax expense	—	—	—	—	13.0	13.0
Interest expense	—	—	—	—	79.2	79.2
Depreciation and amortization	8.9	8.3	10.6	4.1	3.1	35.0
EBITDA	57.3	54.1	30.0	5.6	(39.0)	108.0
Share based compensation	—	—	—	—	9.9	9.9
Acquisition and integration related charges	1.8	—	0.1	—	0.6	2.5
Restructuring and related charges	0.1	—	0.6	—	0.6	1.3
Non-recurring HRG operating costs and interest income	—	—	—	—	17.7	17.7
Other	—	—	—	0.1	—	0.1
Adjusted EBITDA	$59.2	$54.1	$30.7	$5.7	$(10.2)	$139.5
Net Sales	$288.8	$349.0	$194.2	$50.1	$—	$882.1
Adjusted EBITDA Margin	20.5%	15.5%	15.8%	11.4%	—	15.8%

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Periods Ended December 30, 2018, and December 31, 2017 and 2016

(unaudited)

ADJUSTED EPS

We define adjusted diluted EPS as reported diluted EPS excluding the effect of one-time, non-recurring activity and volatility associated with our income tax expense. The Company believes that adjusted diluted EPS provides further insight and comparability in operating performance as it eliminates the effects of certain items that are not comparable from one period to the next. Adjustments to diluted EPS include the following:

•

Proforma adjustment associated with the per share impact from the Spectrum Merger, including the change in weighted average shares from the incremental shares issued to execute the Spectrum Merger share exchange with Spectrum’s non-controlling interest, plus the inclusion of income attributable to non-controlling interest in Spectrum recognized by HRG prior to the consolidation of the shareholder groups and recognition of Spectrum as a wholly-owned business after completion of the Spectrum Merger;

•

Acquisition and integration related charges that consist of transaction costs from qualifying acquisition transactions during the period, or subsequent integration related project costs directly associated with an acquired business;

•	Divestiture related transaction costs that are recognized in continuing operations due to the change in plan to cease marketing and selling of the HPC business;
•	Restructuring and related charges, which consist of project costs associated with restructuring initiatives across the segments;
•	Non-cash purchase accounting inventory adjustments recognized in earnings from continuing operations subsequent to an acquisition (when applicable);
•	Non-cash asset impairments or write-offs realized and recognized in earnings from continuing operations (when applicable);
•	Incremental costs associated with a safety recall in the PET segment.
•

Transactions costs directly associated with the merger of Spectrum Brands Legacy, Inc. (“Spectrum”, formerly Spectrum Brands Holdings, Inc.) and Spectrum Brands Holdings, Inc. (“HRG”, formerly HRG Group, Inc.) that closed on July 13, 2018 (collectively referred to as the “Spectrum Merger”);

•

Non-recurring HRG net operating costs, considered to be redundant or duplicative due to the Spectrum Merger and not considered a component of the continuing commercial products company after completion of the Spectrum Merger, including compensation and benefits, directors fees, professional fees, insurance, public company costs, amongst others; and including interest and other non-recurring income that will ultimately be eliminated following the transaction;

•	Interest costs associated with HRG-originated debt;
•

Reversal of depreciation and amortization true-up on long-lived assets from HPC recognized during the three month period ended December 30, 2018 that was previously deferred while considered held for sale (effective December 27, 2017) and subsequently reclassified as held for use during the three month period ended December 30, 2018.

•

Other adjustments primarily consisting of incremental costs for separation of key senior executives, costs attributable to flood damage at the Company’s facilities in Middleton, Wisconsin, and certain fines and penalties from customers for delayed shipments following the completion of a PET distribution center consolidation in EMEA for the three month period ended December 30, 2018; including the operating margin on H&G sales to GAC discontinued operations for the three month periods ended December 30, 2018, and December 31, 2017 and 2016, respectively.

Income tax adjustment to diluted EPS is to exclude the impact of adjusting the valuation allowance against deferred taxes and other tax related items in order to reflect a normalized ongoing effective tax rate of 25.0%,  24.5% and 35.0% for the three month periods ended December 30, 2018 and December 31, 2017 and 2016, respectively, net of adjustments made to diluted EPS, based upon enacted corporate tax rate in the United States.

	Three Months Periods Ended
	Dec. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
Diluted earnings per share from continuing operations, as reported	$(0.56)	$1.23	$(1.05)
Adjustments:
Spectrum Merger share exchange proforma adjustment	—	0.49	0.71
Acquisition, divestiture and integration related charges	0.12	0.09	0.04
Restructuring and related charges	0.17	0.31	0.02
Purchase accounting inventory adjustment	—	0.01	0.11
Pet safety recall	0.01	0.13	—
Spectrum merger related transaction costs	—	0.05	—
Non-recurring HRG net operating costs	—	0.09	0.35
Interest cost on HRG debt	—	0.66	0.63
Depreciation & amortization on HPC long-lived assets	0.54	—	—
Other	0.06	—	—
Income tax adjustment	(0.13)	(2.38)	(0.13)
Total adjustments	0.77	(0.55)	1.73
Diluted earnings per share from continuing operations, as adjusted	$0.21	$0.68	$0.68

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Periods Ended December 30, 2018, and December 31, 2017 and 2016

(unaudited)

ADJUSTED EPS (continued)

The weighted average shares and adjusted earnings per share data are adjusted for the three month periods ended December 31, 2017 and 2016, to reflect the reverse stock split and share exchange because of the HRG Merger, which closed on July 13, 2018.  For the three month periods ended December 31, 2017 and 2016, the weighted average shares was adjusted using (i) the 20-trading-day volume-weighted average price per share of Spectrum common stock ending on July 12, 2018, (ii) the number of shares of Spectrum common stock outstanding, the number of shares of Spectrum common stock held by HRG and its subsidiaries and the number of shares of Spectrum common stock outstanding as of July 12, 2018, (iii) $328.2 million of HRG net indebtedness and transaction expense at closing, and (iv) a $200.0 million upward adjustment contemplated by the Merger Agreement, each HRG stockholder received approximately 0.1613 of a share of the post-Merger combined company stock for each share of pre-Merger common stock.  The following is a recalculation of the weighted average shares adjusted for the impact of the reverse stock split and share exchange for the three month periods ended December 31, 2017 and 2016.

	Three Months Periods Ended
(in millions, except per share amounts)	Dec. 31, 2017	Dec. 31, 2016
Spectrum weighted average shares	57.7	59.3
Spectrum weighted average shares owned by HRG	34.3	34.4
Spectrum weighted average shares owned by third parties (A)	23.4	24.9
HRG weighted average shares	200.3	199.2
HRG share conversion at 1 to 0.1613 (B)	32.6	32.2
Total weighted average shares (A + B)	56.0	57.1

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Six Month Periods Ended March 31, 2018 and 2017

(unaudited)

SALES AND ORGANIC SALES

The following is a summary of net sales by segment for the three and six month periods ended March 31, 2018 and 2017.

	Three Month Periods Ended				Six Month Periods Ended
(in millions, except %)	March 31, 2018	March 31, 2017	Variance		March 31, 2018	March 31, 2017	Variance
HHI	$318.5	$313.7	4.8	1.5%	$644.4	$602.5	41.9	7.0%
HPC	231.1	228.3	2.8	1.2%	573.1	577.3	(4.2)	(0.7%)
PET	211.2	191.8	19.4	10.1%	413.6	386.0	27.6	7.2%
H&G	121.8	135.2	(13.4)	(9.9%)	173.7	185.3	(11.6)	(6.3%)
Net Sales	$882.6	$869.0	13.6	1.6%	$1,804.8	$1,751.1	53.7	3.1%

We define organic net sales as reported net sales excluding the effect of changes in foreign currency exchange rates and acquisitions. We believe this non-GAAP measure provides useful information to investors because it reflects regional and operating segment performance from our activities without the effect of changes in currency exchange rate and/or acquisitions. We use organic net sales as one measure to monitor and evaluate our regional and segment performance. Organic growth is calculated by comparing organic net sales to reported net sales in the prior year. The effect of changes in currency exchange rates is determined by translating the period’s net sales using the currency exchange rates that were in effect during the prior period. Net sales are attributed to the geographic regions based on the country of destination. We exclude net sales from acquired businesses in the current year for which there are no comparable sales in the prior period.  The following is a reconciliation of reported net sales to organic net sales for the three and six month periods ended March 31, 2018 compared to reported net sales for the three and six month periods ended March 31, 2017.

	March 31, 2018
Three Month Periods Ended (in millions, except %)	Net Sales	Effect of Changes in Currency	Net Sales Excluding Effect of Changes in Currency	Effect of Acquisitions	Organic Net Sales	Net Sales March 31, 2017	Variance
HHI	$318.5	$(2.5)	316.0	—	$316.0	$313.7	2.3	0.7%
HPC	231.1	(12.4)	218.7	—	218.7	228.3	(9.6)	(4.2%)
PET	211.2	(8.5)	202.7	(25.2)	177.5	191.8	(14.3)	(7.5%)
H&G	121.8	—	121.8	—	121.8	135.2	(13.4)	(9.9%)
Net Sales	$882.6	$(23.4)	$859.2	$(25.2)	$834.0	$869.0	(35.0)	(4.0%)

	March 31, 2018
Six Month Periods Ended (in millions, except %)	Net Sales	Effect of Changes in Currency	Net Sales Excluding Effect of Changes in Currency	Effect of Acquisitions	Organic Net Sales	Net Sales March 31, 2017	Variance
HHI	644.4	(4.6)	639.8	—	639.8	602.5	37.3	6.2%
HPC	573.1	(24.4)	548.7	—	548.7	577.3	(28.6)	(5.0%)
PET	413.6	(13.3)	400.3	(50.0)	350.3	386.0	(35.7)	(9.2%)
H&G	173.7	—	173.7	—	173.7	185.3	(11.6)	(6.3%)
Net Sales	$1,804.8	$(42.3)	$1,762.5	$(50.0)	$1,712.5	$1,751.1	(38.6)	(2.2%)

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Six Month Periods Ended March 31, 2018 and 2017

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN

EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization) is a non-GAAP metric used by management that we believe provides useful information to investors because it reflects ongoing operating performance and trends of our segments excluding certain non-cash based expenses and/or non-recurring items during each of the comparable periods and facilitates comparisons between peer companies since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Further, adjusted EBITDA is a measure used for determining the Company’s debt covenant. EBITDA is calculated by excluding the Company’s income tax expense, interest expense, depreciation expense and amortization expense (from intangible assets) from net income. Adjusted EBITDA further excludes the following:

•

Stock based and other incentive compensation costs that consist of costs associated with long-term compensation arrangements and other equity based compensation based upon achievement of long-term performance metrics; and consist of non-cash, stock-based compensation;

•

Acquisition and integration related charges that consist of transaction costs from qualifying acquisition transactions during the period, or subsequent integration related project costs directly associated with an acquired business;

•	Divestiture related transaction costs that are recognized in continuing operations due to the change in plan to cease marketing and selling of the HPC business;
•	Restructuring and related charges, which consist of project costs associated with restructuring initiatives across the segments;
•	Non-cash purchase accounting inventory adjustments recognized in earnings from continuing operations subsequent to an acquisition (when applicable);
•	Non-cash asset impairments or write-offs realized and recognized in earnings from continuing operations (when applicable);
•	Incremental costs associated with a safety recall in the PET segment.
•

Transactions costs directly associated with the merger of Spectrum Brands Legacy, Inc. (“Spectrum”, formerly Spectrum Brands Holdings, Inc.) and Spectrum Brands Holdings, Inc. (“HRG”, formerly HRG Group, Inc.) that closed on July 13, 2018 (collectively referred to as the “Spectrum Merger”);

•

Non-recurring HRG net operating costs, considered to be redundant or duplicative due to the Spectrum Merger and not considered a component of the continuing commercial products company after completion of the Spectrum Merger, including compensation and benefits, directors fees, professional fees, insurance, public company costs, amongst others; and including interest and other non-recurring income that will ultimately be eliminated following the transaction;

•	Other adjustments primarily consist of the operating margin on H&G sales to GAC discontinued operations for the three and six month periods ended March 31, 2018 and 2017.

Adjusted EBITDA margin is calculated as adjusted EBITDA as a percentage of reported net sales for the respective period.

The following is a summary of Adjusted EBITDA by segment for the three and six month periods ended March 31, 2018 and 2017.

	Three Month Periods Ended				Six Month Periods Ended
(in millions, except %)	March 31, 2018	March 31, 2017	Variance		March 31, 2018	March 31, 2017	Variance
HHI	$45.5	$56.6	(11.1)	(19.6%)	$105.5	$115.8	(10.3)	(8.9%)
HPC	20.1	25.1	(5.0)	(19.9%)	61.8	79.1	(17.3)	(21.9%)
PET	35.7	31.9	3.8	11.9%	69.7	62.7	7.0	11.2%
H&G	25.3	35.6	(10.3)	(28.9%)	30.7	41.3	(10.6)	(25.7%)
Corporate	(10.7)	(9.3)	(1.4)	15.1%	(19.1)	(19.6)	0.5	(2.6%)
Adjusted EBITDA	$115.9	$139.9	(22.6)	(16.2%)	$248.6	$279.3	(31.2)	(11.2%)

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Six Month Periods Ended March 31, 2018 and 2017

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (continued)

The following is the reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin for the three month periods ended March 31, 2018 and 2017.

Three Month Period Ended March 31, 2018 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$18.5	$14.6	$15.2	$20.5	$(103.5)	$(34.7)
Income tax benefit	—	—	—	—	(1.7)	(1.7)
Interest expense	—	—	—	—	67.7	67.7
Depreciation and amortization	11.5	—	10.7	4.7	3.3	30.2
EBITDA	30.0	14.6	25.9	25.2	(34.2)	61.5
Share based compensation	—	—	—	—	(3.1)	(3.1)
Acquisition and integration related charges	1.9	(0.1)	2.1	—	0.3	4.2
Restructuring and related charges	13.6	0.2	3.8	0.2	2.5	20.3
HPC divestiture related charges	—	5.4	—	—	—	5.4
Pet safety recall	—	—	3.9	—	—	3.9
Spectrum merger related transaction charges	—	—	—	—	16.1	16.1
Non-recurring HRG operating costs and interest income	—	—	—	—	7.7	7.7
Other	—	—	—	(0.1)	—	(0.1)
Adjusted EBITDA	$45.5	$20.1	$35.7	$25.3	$(10.7)	$115.9
Net Sales	$318.5	$231.1	$211.2	$121.8	$—	$882.6
Adjusted EBITDA Margin	14.3%	8.7%	16.9%	20.8%	—	13.1%

Three Month Period Ended March 31, 2017 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$44.0	$16.7	$20.2	$31.4	$(131.3)	$(19.0)
Income tax expense	—	—	—	—	15.0	15.0
Interest expense	—	—	—	—	77.6	77.6
Depreciation and amortization	9.2	8.4	10.2	4.2	3.1	35.1
EBITDA	53.2	25.1	30.4	35.6	(35.6)	108.7
Share based compensation	—	—	—	—	14.1	14.1
Acquisition and integration related charges	2.0	—	0.5	—	1.9	4.4
Restructuring and related charges	1.4	—	1.0	—	0.3	2.7
Spectrum merger related transaction charges	—	—	—	—	2.5	2.5
Non-recurring HRG operating costs and interest income	—	—	—	—	7.5	7.5
Adjusted EBITDA	$56.6	$25.1	$31.9	$35.6	$(9.3)	$139.9
Net Sales	$313.7	$228.3	$191.8	$135.2	$—	$869.0
Adjusted EBITDA Margin	18.0%	11.0%	16.6%	26.3%	—	16.1%

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Six Month Periods Ended March 31, 2018 and 2017

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (continued)

The following is the reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin for the six month periods ended March 31, 2018 and 2017.

Six Month Period Ended March 31, 2018 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income from continuing operations	$49.7	$47.2	$28.1	$21.4	$(83.6)	$62.8
Income tax benefit	—	—	—	—	(122.2)	(122.2)
Interest expense	—	—	—	—	143.0	143.0
Depreciation and amortization	22.4	8.8	21.1	9.4	7.0	68.7
EBITDA	72.1	56.0	49.2	30.8	(55.8)	152.3
Share based compensation	—	—	—	—	1.3	1.3
Acquisition and integration related charges	4.6	0.2	4.2	—	0.5	9.5
Restructuring and related charges	28.8	0.2	4.4	0.2	3.8	37.4
HPC divestiture related charges	—	5.4	—	—	—	5.4
Inventory acquisition step-up	—	—	0.8	—	—	0.8
Pet safety recall	—	—	11.1	—	—	11.1
Spectrum merger related transaction charges	—	—	—	—	18.9	18.9
Non-recurring HRG operating costs and interest income	—	—	—	—	12.2	12.2
Other	—	—	—	(0.3)	—	(0.3)
Adjusted EBITDA	$105.5	$61.8	$69.7	$30.7	$(19.1)	$248.6
Net Sales	$644.4	$573.1	$413.6	$173.7	$—	$1,804.8
Adjusted EBITDA Margin	16.4%	10.8%	16.9%	17.7%	—	13.8%

Six Month Period Ended March 31, 2017 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$92.4	$62.4	$39.6	$32.9	$(265.6)	$(38.3)
Income tax expense	—	—	—	—	28.0	28.0
Interest expense	—	—	—	—	156.8	156.8
Depreciation and amortization	18.1	16.7	20.9	8.2	6.3	70.2
EBITDA	110.5	79.1	60.5	41.1	(74.5)	216.7
Share based compensation	—	—	—	—	24.0	24.0
Acquisition and integration related charges	3.7	—	0.6	—	2.6	6.9
Restructuring and related charges	1.6	—	1.6	—	0.8	4.0
Spectrum merger related transaction charges	—	—	—	—	2.5	2.5
Non-recurring HRG operating costs and interest income	—	—	—	—	25.0	25.0
Other	—	—	—	0.2	—	0.2
Adjusted EBITDA	$115.8	$79.1	$62.7	$41.3	$(19.6)	$279.3
Net Sales	$602.5	$577.3	$386.0	$185.3	$—	$1,751.1
Adjusted EBITDA Margin	19.2%	13.7%	16.2%	22.3%	—	15.9%

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Six Month Periods Ended March 31, 2018 and 2017

(unaudited)

ADJUSTED EPS

We define adjusted diluted EPS as reported diluted EPS excluding the effect of one-time, non-recurring activity and volatility associated with our income tax expense. The Company believes that adjusted diluted EPS provides further insight and comparability in operating performance as it eliminates the effects of certain items that are not comparable from one period to the next. Adjustments to diluted EPS include the following:

•

Proforma adjustment associated with the per share impact from the Spectrum Merger, including the change in weighted average shares from the incremental shares issued to execute the Spectrum Merger share exchange with Spectrum’s non-controlling interest, plus the inclusion of income attributable to non-controlling interest in Spectrum recognized by HRG prior to the consolidation of the shareholder groups and recognition of Spectrum as a wholly-owned business after completion of the Spectrum Merger;

•

Acquisition and integration related charges that consist of transaction costs from qualifying acquisition transactions during the period, or subsequent integration related project costs directly associated with an acquired business;

•	Divestiture related transaction costs that are recognized in continuing operations due to the change in plan to cease marketing and selling of the HPC business;
•	Restructuring and related charges, which consist of project costs associated with restructuring initiatives across the segments;
•	Non-cash purchase accounting inventory adjustments recognized in earnings from continuing operations subsequent to an acquisition (when applicable);
•	Non-cash asset impairments or write-offs realized and recognized in earnings from continuing operations (when applicable);
•	Incremental costs associated with a safety recall in the PET segment.
•

Transactions costs directly associated with the merger of Spectrum Brands Legacy, Inc. (“Spectrum”, formerly Spectrum Brands Holdings, Inc.) and Spectrum Brands Holdings, Inc. (“HRG”, formerly HRG Group, Inc.) that closed on July 13, 2018 (collectively referred to as the “Spectrum Merger”);

•

Non-recurring HRG net operating costs, considered to be redundant or duplicative due to the Spectrum Merger and not considered a component of the continuing commercial products company after completion of the Spectrum Merger, including compensation and benefits, directors fees, professional fees, insurance, public company costs, amongst others; and including interest and other non-recurring income that will ultimately be eliminated following the transaction;

•	Non-cash debt refinancing charges;
•	Interest costs associated with HRG-originated debt;
•

Depreciation and amortization on long-lived assets from HPC that was deferred during the three and six month periods ended March 31, 2018 while considered held for sale (effective December 27, 2017) and subsequently reclassified as held for use during the three month period ended December 30, 2018, resulting in the recognition of a cumulative true-up of amounts previously deferred; and

•	Other adjustments primarily consist of the operating margin on H&G sales to GAC discontinued operations for the three and six month periods ended March 31, 2018 and 2017.

Income tax adjustment to diluted EPS is to exclude the impact of adjusting the valuation allowance against deferred taxes and other tax related items in order to reflect a normalized ongoing effective tax rate of 24.5% and 35.0% for the three and six month periods ended March 31, 2018 and 2017, respectively, net of adjustments made to diluted EPS, based upon enacted corporate tax rate in the United States.

	Three Month Periods Ended		Six Month Periods Ended
	March 31, 2018	March 31, 2017	March 31, 2018	March 31, 2017
Diluted earnings per share, as reported	$(1.01)	$(0.95)	$0.23	$(2.01)
Adjustments:
Spectrum Merger share exchange proforma adjustment	0.38	0.62	0.88	1.34
Acquisition and integration related charges	0.17	0.08	0.27	0.12
Restructuring and related charges	0.37	0.05	0.67	0.07
Debt refinancing costs	—	—	—	0.11
Purchase accounting inventory adjustment	—	—	0.01	—
Pet safety recall	0.07	—	0.20	—
Spectrum merger related transaction costs	0.29	0.05	0.34	0.04
Non-recurring HRG net operating costs	0.15	0.16	0.24	0.51
Interest cost on HRG debt	0.46	0.68	1.13	1.31
Depreciation & amortization on HPC long-lived assets	(0.21)	—	(0.21)	—
Income tax adjustment	(0.18)	(0.07)	(2.58)	(0.19)
Total Adjustments	1.50	1.57	0.95	3.31
Diluted earnings per share, as adjusted	$0.49	$0.62	$1.18	$1.30

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Six Month Periods Ended March 31, 2018 and 2017

(unaudited)

ADJUSTED EPS (continued)

The weighted average shares and adjusted earnings per share data are adjusted for the three and six month periods ended March 31, 2018 and 2017, to reflect the reverse stock split and share exchange because of the HRG Merger, which closed on July 13, 2018.  For the three and six month periods ended March 31, 2018 and 2017, the weighted average shares was adjusted using (i) the 20-trading-day volume-weighted average price per share of Spectrum common stock ending on July 12, 2018, (ii) the number of shares of Spectrum common stock outstanding, the number of shares of Spectrum common stock held by HRG and its subsidiaries and the number of shares of Spectrum common stock outstanding as of July 12, 2018, (iii) $328.2 million of HRG net indebtedness and transaction expense at closing, and (iv) a $200.0 million upward adjustment contemplated by the Merger Agreement, each HRG stockholder received approximately 0.1613 of a share of the post-Merger combined company stock for each share of pre-Merger common stock.  The following is a recalculation of the weighted average shares adjusted for the impact of the reverse stock split and share exchange for the three and six month periods ended March 31, 2018 and 2017.

	Three Month Periods Ended		Six Month Periods Ended
(in millions, except per share amounts)	March 31, 2018	March 31, 2017	March 31, 2018	March 31, 2017
Spectrum weighted average shares	57.1	58.8	57.4	59.1
Spectrum weighted average shares owned by HRG	34.3	34.3	34.3	34.3
Spectrum weighted average shares owned by third parties (A)	22.8	24.5	23.1	24.7
HRG weighted average shares	201.6	200.0	201.1	199.6
HRG share conversion at 1 to 0.1613 (B)	32.5	32.2	32.4	32.2
Total weighted average shares (A + B)	55.3	56.7	55.5	56.9

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Nine Month Periods Ended June 30, 2018 and 2017

(unaudited)

SALES AND ORGANIC SALES

The following is a summary of net sales by segment for the three and nine month periods ended June 30, 2018 and 2017.

	Three Month Periods Ended				Nine Month Periods Ended
(in millions, except %)	June 30, 2018	June 30, 2017	Variance		June 30, 2018	June 30, 2017	Variance
HHI	$372.4	$324.7	47.7	14.7%	$1,016.8	$927.2	89.6	9.7%
HPC	254.4	256.3	(1.9)	(0.7%)	827.5	833.5	(6.0)	(0.7%)
PET	194.7	190.0	4.7	2.5%	608.3	576.0	32.3	5.6%
H&G	207.9	195.9	12.0	6.1%	381.6	381.3	0.3	0.1%
Net Sales	$1,029.4	$966.9	62.5	6.5%	$2,834.2	$2,718.0	116.2	4.3%

We define organic net sales as reported net sales excluding the effect of changes in foreign currency exchange rates and acquisitions. We believe this non-GAAP measure provides useful information to investors because it reflects regional and operating segment performance from our activities without the effect of changes in currency exchange rate and/or acquisitions. We use organic net sales as one measure to monitor and evaluate our regional and segment performance. Organic growth is calculated by comparing organic net sales to reported net sales in the prior year. The effect of changes in currency exchange rates is determined by translating the period’s net sales using the currency exchange rates that were in effect during the prior period. Net sales are attributed to the geographic regions based on the country of destination. We exclude net sales from acquired businesses in the current year for which there are no comparable sales in the prior period.  The following is a reconciliation of reported net sales to organic net sales for the three and nine month periods ended June 30, 2018 compared to reported net sales for the three and nine month periods ended June 30, 2017.

	June 30, 2018
Three Month Periods Ended (in millions, except %)	Net Sales	Effect of Changes in Currency	Net Sales Excluding Effect of Changes in Currency	Effect of Acquisitions	Organic Net Sales	Net Sales June 30, 2017	Variance
HHI	$372.4	$(1.3)	371.1	—	$371.1	$324.7	46.4	14.3%
HPC	254.4	(5.0)	249.4	—	249.4	256.3	(6.9)	(2.7%)
PET	194.7	(2.9)	191.8	(14.5)	177.3	190.0	(12.7)	(6.7%)
H&G	207.9	—	207.9	—	207.9	195.9	12.0	6.1%
Net Sales	$1,029.4	$(9.2)	$1,020.2	$(14.5)	$1,005.7	$966.9	38.8	4.0%

	June 30, 2018
Nine Month Periods Ended (in millions, except %)	Net Sales	Effect of Changes in Currency	Net Sales Excluding Effect of Changes in Currency	Effect of Acquisitions	Organic Net Sales	Net Sales June 30, 2017	Variance
HHI	1,016.8	(5.9)	1,010.9	—	1,010.9	927.2	83.7	9.0%
HPC	827.5	(29.4)	798.1	—	798.1	833.5	(35.4)	(4.2%)
PET	608.3	(16.3)	592.0	(64.5)	527.5	576.0	(48.5)	(8.4%)
H&G	381.6	—	381.6	—	381.6	381.3	0.3	0.1%
Net Sales	$2,834.2	$(51.6)	$2,782.6	$(64.5)	$2,718.1	$2,718.0	0.1	0.0%

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Nine Month Periods Ended June 30, 2018 and 2017

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN

EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization) is a non-GAAP metric used by management that we believe provides useful information to investors because it reflects ongoing operating performance and trends of our segments excluding certain non-cash based expenses and/or non-recurring items during each of the comparable periods and facilitates comparisons between peer companies since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Further, adjusted EBITDA is a measure used for determining the Company’s debt covenant. EBITDA is calculated by excluding the Company’s income tax expense, interest expense, depreciation expense and amortization expense (from intangible assets) from net income. Adjusted EBITDA further excludes the following:

•

Stock based and other incentive compensation costs that consist of costs associated with long-term compensation arrangements and other equity based compensation based upon achievement of long-term performance metrics; and consist of non-cash, stock-based compensation;

•

Acquisition and integration related charges that consist of transaction costs from qualifying acquisition transactions during the period, or subsequent integration related project costs directly associated with an acquired business;

•	Divestiture related transaction costs that are recognized in continuing operations due to the change in plan to cease marketing and selling of the HPC business;
•	Restructuring and related charges, which consist of project costs associated with restructuring initiatives across the segments;
•	Non-cash purchase accounting inventory adjustments recognized in earnings from continuing operations subsequent to an acquisition (when applicable);
•	Non-cash asset impairments or write-offs realized and recognized in earnings from continuing operations (when applicable);
•	Incremental costs associated with a safety recall in the PET segment.
•

Transactions costs directly associated with the merger of Spectrum Brands Legacy, Inc. (“Spectrum”, formerly Spectrum Brands Holdings, Inc.) and Spectrum Brands Holdings, Inc. (“HRG”, formerly HRG Group, Inc.) that closed on July 13, 2018 (collectively referred to as the “Spectrum Merger”);

•

Non-recurring HRG net operating costs, considered to be redundant or duplicative due to the Spectrum Merger and not considered a component of the continuing commercial products company after completion of the Spectrum Merger, including compensation and benefits, directors fees, professional fees, insurance, public company costs, amongst others; and including interest and other non-recurring income that will ultimately be eliminated following the transaction;

•

Other adjustments primarily consisting of incremental costs for separation of key senior executives for the three and nine month periods ended June 30, 2018; including the operating margin on H&G sales to GAC discontinued operations for the three and nine month periods ended June 30, 2018 and 2017.

Adjusted EBITDA margin is calculated as adjusted EBITDA as a percentage of reported net sales for the respective period.

The following is a summary of Adjusted EBITDA by segment for the three and nine month periods ended June 30, 2018 and 2017.

	Three Month Periods Ended				Nine Month Periods Ended
(in millions, except %)	June 30, 2018	June 30, 2017	Variance		June 30, 2018	June 30, 2017	Variance
HHI	$73.9	$62.2	11.7	18.8%	$179.5	$178.0	1.5	0.8%
HPC	21.4	30.6	(9.2)	(30.1%)	83.3	109.7	(26.4)	(24.1%)
PET	34.9	36.1	(1.2)	(3.3%)	104.6	98.7	5.9	6.0%
H&G	57.0	59.5	(2.5)	(4.2%)	87.7	100.8	(13.1)	(13.0%)
Corporate	(9.5)	(9.2)	(0.3)	3.3%	(28.8)	(28.7)	(0.1)	0.3%
Adjusted EBITDA	$177.7	$179.2	(1.2)	(0.7%)	$426.3	$458.5	(32.1)	(7.0%)

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Nine Month Periods Ended June 30, 2018 and 2017

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (continued)

The following is the reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin for the three month periods ended June 30, 2018 and 2017.

Three Month Period Ended June 30, 2018 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income from continuing operations	$52.1	$18.8	$14.4	$52.1	$261.5	$398.9
Income tax benefit	—	—	—	—	(354.2)	(354.2)
Interest expense	—	—	—	—	63.3	63.3
Depreciation and amortization	8.9	—	10.6	4.7	3.7	27.9
EBITDA	61.0	18.8	25.0	56.8	(25.7)	135.9
Share based compensation	—	—	—	—	5.7	5.7
Acquisition and integration related charges	0.9	—	1.1	—	1.1	3.1
Restructuring and related charges	12.0	0.2	3.7	0.1	1.9	17.9
HPC divestiture related charges	—	2.4	—	—	—	2.4
Pet safety recall	—	—	5.1	—	—	5.1
Spectrum merger related transaction charges	—	—	—	—	3.1	3.1
Non-recurring HRG operating costs and interest income	—	—	—	—	1.1	1.1
Other	—	—	—	0.1	3.3	3.4
Adjusted EBITDA	$73.9	$21.4	$34.9	$57.0	$(9.5)	$177.7
Net Sales	$372.4	$254.4	$194.7	$207.9	$—	$1,029.4
Adjusted EBITDA Margin	19.8%	8.4%	17.9%	27.4%	—	17.3%

Three Month Period Ended June 30, 2017 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$44.4	$21.6	$(5.4)	$55.3	$(116.6)	$(0.7)
Income tax expense	—	—	—	—	12.6	12.6
Interest expense	—	—	—	—	76.0	76.0
Depreciation and amortization	9.8	8.7	10.8	4.2	3.4	36.9
EBITDA	54.2	30.3	5.4	59.5	(24.6)	124.8
Share based compensation	—	—	—	—	5.2	5.2
Acquisition and integration related charges	1.8	0.3	3.0	—	0.1	5.2
Restructuring and related charges	6.2	—	2.0	—	0.2	8.4
Inventory acquisition step-up	—	—	0.8	—	—	0.8
Pet safety recall	—	—	24.9	—	—	24.9
Spectrum merger related transaction charges	—	—	—	—	1.6	1.6
Non-recurring HRG operating costs and interest income	—	—	—	—	8.3	8.3
Adjusted EBITDA	$62.2	$30.6	$36.1	$59.5	$(9.2)	$179.2
Net Sales	$324.7	$256.3	$190.0	$195.9	$—	$966.9
Adjusted EBITDA Margin	19.2%	11.9%	19.0%	30.4%	—	18.5%

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Nine Month Periods Ended June 30, 2018 and 2017

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (continued)

The following is the reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin for the nine month periods ended June 30, 2018 and 2017.

Nine Month Period Ended June 30, 2018 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income from continuing operations	$101.8	$65.9	$42.5	$73.5	$178.0	$461.7
Income tax benefit	—	—	—	—	(476.4)	(476.4)
Interest expense	—	—	—	—	206.3	206.3
Depreciation and amortization	31.4	8.8	31.7	14.0	10.7	96.6
EBITDA	133.2	74.7	74.2	87.5	(81.4)	288.2
Share based compensation	—	—	—	—	7.0	7.0
Acquisition and integration related charges	5.5	0.3	5.2	—	1.6	12.6
Restructuring and related charges	40.8	0.5	8.1	0.3	5.7	55.4
HPC divestiture related charges	—	7.8	—	—	—	7.8
Inventory acquisition step-up	—	—	0.8	—	—	0.8
Pet safety recall	—	—	16.3	—	—	16.3
Spectrum merger related transaction charges	—	—	—	—	22.0	22.0
Non-recurring HRG operating costs and interest income	—	—	—	—	13.0	13.0
Other	—	—	—	(0.1)	3.3	3.2
Adjusted EBITDA	$179.5	$83.3	$104.6	$87.7	$(28.8)	$426.3
Net Sales	$1,016.8	$827.5	$608.3	$381.6	$—	$2,834.2
Adjusted EBITDA Margin	17.7%	10.1%	17.2%	23.0%	—	15.0%

Nine Month Period Ended June 30, 2017 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$136.7	$84.1	$34.1	$88.2	$(382.0)	$(38.9)
Income tax expense	—	—	—	—	40.5	40.5
Interest expense	—	—	—	—	232.8	232.8
Depreciation and amortization	28.0	25.4	31.6	12.4	9.5	106.9
EBITDA	164.7	109.5	65.7	100.6	(99.2)	341.3
Share based compensation	—	—	—	—	29.2	29.2
Acquisition and integration related charges	5.6	0.2	3.6	—	2.7	12.1
Restructuring and related charges	7.7	—	3.7	—	1.0	12.4
Inventory acquisition step-up	—	—	0.8	—	—	0.8
Pet safety recall	—	—	24.9	—	—	24.9
Spectrum merger related transaction charges	—	—	—	—	4.2	4.2
Non-recurring HRG operating costs and interest income	—	—	—	—	33.4	33.4
Other	—	—	—	0.2	—	0.2
Adjusted EBITDA	$178.0	$109.7	$98.7	$100.8	$(28.7)	$458.5
Net Sales	$927.2	$833.5	$576.0	$381.3	$—	$2,718.0
Adjusted EBITDA Margin	19.2%	13.2%	17.1%	26.4%	—	16.9%

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Nine Month Periods Ended June 30, 2018 and 2017

(unaudited)

ADJUSTED EPS

We define adjusted diluted EPS as reported diluted EPS excluding the effect of one-time, non-recurring activity and volatility associated with our income tax expense. The Company believes that adjusted diluted EPS provides further insight and comparability in operating performance as it eliminates the effects of certain items that are not comparable from one period to the next. Adjustments to diluted EPS include the following:

•

Proforma adjustment associated with the per share impact from the Spectrum Merger, including the change in weighted average shares from the incremental shares issued to execute the Spectrum Merger share exchange with Spectrum’s non-controlling interest, plus the inclusion of income attributable to non-controlling interest in Spectrum recognized by HRG prior to the consolidation of the shareholder groups and recognition of Spectrum as a wholly-owned business after completion of the Spectrum Merger;

•

Acquisition and integration related charges that consist of transaction costs from qualifying acquisition transactions during the period, or subsequent integration related project costs directly associated with an acquired business;

•	Divestiture related transaction costs that are recognized in continuing operations due to the change in plan to cease marketing and selling of the HPC business;
•	Restructuring and related charges, which consist of project costs associated with restructuring initiatives across the segments;
•	Non-cash purchase accounting inventory adjustments recognized in earnings from continuing operations subsequent to an acquisition (when applicable);
•	Non-cash asset impairments or write-offs realized and recognized in earnings from continuing operations (when applicable);
•	Incremental costs associated with a safety recall in the PET segment.
•

Transactions costs directly associated with the merger of Spectrum Brands Legacy, Inc. (“Spectrum”, formerly Spectrum Brands Holdings, Inc.) and Spectrum Brands Holdings, Inc. (“HRG”, formerly HRG Group, Inc.) that closed on July 13, 2018 (collectively referred to as the “Spectrum Merger”);

•

Non-recurring HRG net operating costs, considered to be redundant or duplicative due to the Spectrum Merger and not considered a component of the continuing commercial products company after completion of the Spectrum Merger, including compensation and benefits, directors fees, professional fees, insurance, public company costs, amongst others; and including interest and other non-recurring income that will ultimately be eliminated following the transaction;

•	Non-cash debt refinancing costs;
•	Interest costs associated with HRG-originated debt;
•

Depreciation and amortization on long-lived assets from HPC that was deferred during the thee and nine month periods ended June 30, 2018 while considered held for sale (effective December 27, 2017) and subsequently reclassified as held for use during the three month period ended December 30, 2018, resulting in the recognition of a cumulative true-up of amounts previously deferred; and

•

Other adjustments primarily consisting of incremental costs for separation of key senior executives for the three and nine month periods ended June 30, 2018; including the operating margin on H&G sales to GAC discontinued operations for the three and nine month periods ended June 30, 2018 and 2017.

Income tax adjustment to diluted EPS is to exclude the impact of adjusting the valuation allowance against deferred taxes and other tax related items in order to reflect a normalized ongoing effective tax rate of 24.5% and 35.0% for the three and nine month periods ended June 30, 2018 and 2017, respectively, net of adjustments made to diluted EPS, based upon enacted corporate tax rate in the United States.

	Three Month Periods Ended		Nine Month Periods Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Diluted earnings per share, as reported	$11.68	$(0.93)	$11.94	$(2.66)
Adjustments:
Spectrum Merger share exchange proforma adjustment	(4.27)	0.89	(3.58)	1.95
Acquisition and integration related charges	0.48	0.10	1.09	0.23
Restructuring and related charges	(0.05)	0.14	0.29	0.20
Debt refinancing costs	—	—	—	0.11
Purchase accounting inventory adjustment	—	0.01	0.01	0.01
Pet safety recall	0.10	0.44	0.29	0.44
Spectrum merger related transaction costs	0.06	0.02	0.40	0.07
Non-recurring HRG net operating costs	0.03	0.16	0.26	0.67
Interest cost on HRG debt	0.37	0.64	1.50	1.95
Depreciation & amortization on HPC long-lived assets	(0.20)	—	(0.40)	—
Other	0.06	—	0.06	—
Income tax adjustment	(7.00)	(0.37)	(9.44)	(0.58)
Total Adjustments	(10.42)	2.03	(9.52)	5.05
Diluted earnings per share, as adjusted	$1.26	$1.10	$2.42	$2.39

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three and Nine Month Periods Ended June 30, 2018 and 2017

(unaudited)

ADJUSTED EPS (continued)

The weighted average shares and adjusted earnings per share data are adjusted for the three and nine month periods ended June 30, 2018 and 2017, to reflect the reverse stock split and share exchange because of the HRG Merger, which closed on July 13, 2018.  For the three and nine month periods ended June 30, 2018 and 2017, the weighted average shares was adjusted using (i) the 20-trading-day volume-weighted average price per share of Spectrum common stock ending on July 12, 2018, (ii) the number of shares of Spectrum common stock outstanding, the number of shares of Spectrum common stock held by HRG and its subsidiaries and the number of shares of Spectrum common stock outstanding as of July 12, 2018, (iii) $328.2 million of HRG net indebtedness and transaction expense at closing, and (iv) a $200.0 million upward adjustment contemplated by the Merger Agreement, each HRG stockholder received approximately 0.1613 of a share of the post-Merger combined company stock for each share of pre-Merger common stock.  The following is a recalculation of the weighted average shares adjusted for the impact of the reverse stock split and share exchange for the three and nine month periods ended June 30, 2018 and 2017.

	Three Month Periods Ended		Nine Month Periods Ended
(in millions, except per share amounts)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Spectrum weighted average shares	55.4	58.7	56.7	58.9
Spectrum weighted average shares owned by HRG	34.3	34.3	34.3	34.3
Spectrum weighted average shares owned by third parties (A)	21.1	24.3	22.4	24.6
HRG weighted average shares	203.3	200.4	202.7	199.8
HRG share conversion at 1 to 0.1613 (B)	32.7	32.3	32.7	32.2
Total weighted average shares (A + B)	53.8	56.6	55.1	56.8

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Period and Year Ended September 30, 2018 and 2017

(unaudited)

SALES AND ORGANIC SALES

The following is a summary of net sales by segment for the three month periods and year ended September 30, 2018 and 2017.

	Three Month Periods Ended				Year Ended
(in millions, except %)	Sept. 30, 2018	Sept. 30, 2017	Variance		Sept. 30, 2018	Sept. 30, 2017	Variance
HHI	$360.9	$348.9	12.0	3.4%	$1,377.7	$1,276.1	101.6	8.0%
HPC	282.9	298.8	(15.9)	(5.3%)	1,110.4	1,132.3	(21.9)	(1.9%)
PET	212.1	217.2	(5.1)	(2.3%)	820.5	793.2	27.3	3.4%
H&G	118.5	122.5	(4.0)	(3.3%)	500.1	503.8	(3.7)	(0.7%)
Net Sales	$974.4	$987.4	(13.0)	(1.3%)	$3,808.7	$3,705.4	103.3	2.8%

We define organic net sales as reported net sales excluding the effect of changes in foreign currency exchange rates and acquisitions. We believe this non-GAAP measure provides useful information to investors because it reflects regional and operating segment performance from our activities without the effect of changes in currency exchange rate and/or acquisitions. We use organic net sales as one measure to monitor and evaluate our regional and segment performance. Organic growth is calculated by comparing organic net sales to reported net sales in the prior year. The effect of changes in currency exchange rates is determined by translating the period’s net sales using the currency exchange rates that were in effect during the prior period. Net sales are attributed to the geographic regions based on the country of destination. We exclude net sales from acquired businesses in the current year for which there are no comparable sales in the prior period.  The following is a reconciliation of reported net sales to organic net sales for the three month period and year ended September 30, 2018 compared to reported net sales for the three month period and year ended September 30, 2017.

	September 30, 2018
Three Month Periods Ended (in millions, except %)	Net Sales	Effect of Changes in Currency	Net Sales Excluding Effect of Changes in Currency	Effect of Acquisitions	Organic Net Sales	Net Sales Sept. 30, 2017	Variance
HHI	$360.9	$1.6	362.5	—	$362.5	$348.9	13.6	3.9%
HPC	282.9	6.6	289.5	—	289.5	298.8	(9.3)	(3.1%)
PET	212.1	0.9	213.0	—	213.0	217.2	(4.2)	(1.9%)
H&G	118.5	—	118.5	—	118.5	122.5	(4.0)	(3.3%)
Net Sales	$974.4	$9.1	$983.5	$—	$983.5	$987.4	(3.9)	(0.4%)

	September 30, 2018
Year Ended (in millions, except %)	Net Sales	Effect of Changes in Currency	Net Sales Excluding Effect of Changes in Currency	Effect of Acquisitions	Organic Net Sales	Net Sales Sept. 30, 2017	Variance
HHI	1,377.7	(4.3)	1,373.4	—	1,373.4	1,276.1	97.3	7.6%
HPC	1,110.4	(22.8)	1,087.6	—	1,087.6	1,132.3	(44.7)	(3.9%)
PET	820.5	(15.4)	805.1	(64.5)	740.6	793.2	(52.6)	(6.6%)
H&G	500.1	—	500.1	—	500.1	503.8	(3.7)	(0.7%)
Net Sales	$3,808.7	$(42.5)	$3,766.2	$(64.5)	$3,701.7	$3,705.4	(3.7)	(0.1%)

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Period and Year Ended September 30, 2018 and 2017

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN

EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization) is a non-GAAP metric used by management that we believe provides useful information to investors because it reflects ongoing operating performance and trends of our segments excluding certain non-cash based expenses and/or non-recurring items during each of the comparable periods and facilitates comparisons between peer companies since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Further, adjusted EBITDA is a measure used for determining the Company’s debt covenant. EBITDA is calculated by excluding the Company’s income tax expense, interest expense, depreciation expense and amortization expense (from intangible assets) from net income. Adjusted EBITDA further excludes the following:

•

Stock based and other incentive compensation costs that consist of costs associated with long-term compensation arrangements and other equity based compensation based upon achievement of long-term performance metrics; and consist of non-cash, stock-based compensation;

•

Acquisition and integration related charges that consist of transaction costs from qualifying acquisition transactions during the period, or subsequent integration related project costs directly associated with an acquired business;

•	Divestiture related transaction costs that are recognized in continuing operations due to the change in plan to cease marketing and selling of the HPC business;
•	Restructuring and related charges, which consist of project costs associated with restructuring initiatives across the segments;
•	Non-cash purchase accounting inventory adjustments recognized in earnings from continuing operations subsequent to an acquisition (when applicable);
•	Non-cash asset impairments or write-offs realized and recognized in earnings from continuing operations (when applicable);
•	Incremental costs associated with a safety recall in the PET segment.
•

Transactions costs directly associated with the merger of Spectrum Brands Legacy, Inc. (“Spectrum”, formerly Spectrum Brands Holdings, Inc.) and Spectrum Brands Holdings, Inc. (“HRG”, formerly HRG Group, Inc.) that closed on July 13, 2018 (collectively referred to as the “Spectrum Merger”);

•

Non-recurring HRG net operating costs, considered to be redundant or duplicative due to the Spectrum Merger and not considered a component of the continuing commercial products company after completion of the Spectrum Merger, including compensation and benefits, directors fees, professional fees, insurance, public company costs, amongst others; and including interest and other non-recurring income that will ultimately be eliminated following the transaction;

•

Other adjustments primarily consisting of incremental costs for separation of key senior executives, costs attributable to flood damage at the Company’s facilities in Middleton, Wisconsin, for the three month periods and year ended September 30, 2018; including the operating margin on H&G sales to GAC discontinued operations for the three month period and year ended September 30, 2018 and 2017.

Adjusted EBITDA margin is calculated as adjusted EBITDA as a percentage of reported net sales for the respective periods.

The following is a summary of Adjusted EBITDA by segment for the three month periods and year ended September 30, 2018 and 2017.

	Three Month Periods Ended				Year Ended
(in millions, except %)	Sept. 30, 2018	Sept. 30, 2017	Variance		Sept. 30, 2018	Sept. 30, 2017	Variance
HHI	$75.2	$76.4	(1.2)	(1.6%)	$254.7	$254.4	0.3	0.1%
HPC	36.2	38.1	(1.9)	(5.0%)	119.4	147.8	(28.4)	(19.2%)
PET	32.0	44.0	(12.0)	(27.3%)	136.7	142.7	(6.0)	(4.2%)
H&G	19.8	32.2	(12.4)	(38.5%)	107.5	133.0	(25.5)	(19.2%)
Corporate	(7.6)	(10.6)	3.0	(28.3%)	(36.3)	(39.3)	3.0	(7.6%)
Adjusted EBITDA	$155.6	$180.1	(27.5)	(15.3%)	$582.0	$638.6	(59.6)	(9.3%)

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Period and Year Ended September 30, 2018 and 2017

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (continued)

The following is the reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin for the three month periods ended September 30, 2018 and 2017.

Three Month Period Ended Sept. 30, 2018 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$54.1	$28.4	$(7.6)	$14.5	$(124.1)	$(34.7)
Income tax expense	—	—	—	—	13.7	13.7
Interest expense	—	—	—	—	57.7	57.7
Depreciation and amortization	8.6	—	10.6	4.8	4.6	28.6
EBITDA	62.7	28.4	3.0	19.3	(48.1)	65.3
Share based compensation	—	—	—	—	5.0	5.0
Acquisition and integration related charges	0.5	—	1.0	—	1.1	2.6
Restructuring and related charges	12.0	0.3	5.1	0.5	2.4	20.3
HPC divestiture related costs	—	7.1	—	—	—	7.1
Write-off from impairment of intangible assets	—	—	20.3	—	—	20.3
Pet safety recall	—	—	2.6	—	—	2.6
Spectrum merger related transaction charges	—	—	—	—	23.8	23.8
Non-recurring HRG operating costs and interest income	—	—	—	—	7.0	7.0
Other	—	0.4	—	—	1.2	1.6
Adjusted EBITDA	$75.2	$36.2	$32.0	$19.8	$(7.6)	$155.6
Net Sales	$360.9	$282.9	$212.1	$118.5	$—	$974.4
Adjusted EBITDA Margin	20.8%	12.8%	15.1%	16.7%	—	16.0%

Three Month Period Ended Sept. 30, 2017 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$47.3	$27.7	$(5.3)	$26.2	$(72.9)	$23.0
Income tax benefit	—	—	—	—	(52.3)	(52.3)
Interest expense	—	—	—	—	77.6	77.6
Depreciation and amortization	10.3	9.5	11.5	5.2	4.0	40.5
EBITDA	57.6	37.2	6.2	31.4	(43.6)	88.8
Share based compensation	—	—	—	—	25.0	25.0
Acquisition and integration related charges	(0.1)	0.6	3.7	—	1.4	5.6
Restructuring and related charges	18.9	—	5.4	—	0.8	25.1
Write-off from impairment of intangible assets	—	—	15.3	1.0	—	16.3
Inventory acquisition step-up	—	—	2.5	—	—	2.5
Pet safety recall	—	—	10.9	—	—	10.9
Venezuela devaluation	—	0.3	—	—	—	0.3
Spectrum merger related transaction charges	—	—	—	—	4.5	4.5
Non-recurring HRG operating costs and interest income	—	—	—	—	1.3	1.3
Other	—	—	—	(0.2)	—	(0.2)
Adjusted EBITDA	$76.4	$38.1	$44.0	$32.2	$(10.6)	$180.1
Net Sales	$348.9	$298.8	$217.2	$122.5	$—	$987.4
Adjusted EBITDA Margin	21.9%	12.8%	20.3%	26.3%	—	18.2%

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Period and Year Ended September 30, 2018 and 2017

(unaudited)

ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (continued)

The following is the reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin for the year ended September 30, 2018 and 2017.

Year Ended Sept. 30, 2018 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income from continuing operations	$155.9	$94.3	$35.0	$88.0	$53.8	$427.0
Income tax benefit	—	—	—	—	(462.7)	(462.7)
Interest expense	—	—	—	—	264.0	264.0
Depreciation and amortization	40.0	8.8	42.3	18.8	15.4	125.3
EBITDA	195.9	103.1	77.3	106.8	(129.5)	353.6
Share based compensation	—	—	—	—	11.9	11.9
Acquisition and integration related charges	6.0	0.3	6.2	—	2.8	15.3
Restructuring and related charges	52.8	0.7	13.2	0.8	8.1	75.6
HPC divestiture related costs	—	14.9	—	—	—	14.9
Write-off from impairment of intangible assets	—	—	20.3	—	—	20.3
Inventory acquisition step-up	—	—	0.8	—	—	0.8
Pet safety recall	—	—	18.9	—	—	18.9
Spectrum merger related transaction charges	—	—	—	—	45.9	45.9
Non-recurring HRG operating costs and interest income	—	—	—	—	20.0	20.0
Other	—	0.4	—	(0.1)	4.5	4.8
Adjusted EBITDA	$254.7	$119.4	$136.7	$107.5	$(36.3)	$582.0
Net Sales	$1,377.7	$1,110.4	$820.5	$500.1	$—	$3,808.7
Adjusted EBITDA Margin	18.5%	10.8%	16.7%	21.5%	—	15.3%

Year Ended Sept. 30, 2017 (in millions, except %)	HHI	HPC	PET	H&G	Corporate	Consolidated
Net income (loss) from continuing operations	$184.0	$111.8	$28.8	$114.4	$(455.0)	$(16.0)
Income tax expense	—	—	—	—	(11.8)	(11.8)
Interest expense	—	—	—	—	310.4	310.4
Depreciation and amortization	38.3	34.8	43.1	17.6	13.5	147.3
EBITDA	222.3	146.6	71.9	132.0	(142.9)	429.9
Share based compensation	—	—	—	—	54.2	54.2
Acquisition and integration related charges	5.5	0.9	7.3	—	4.0	17.7
Restructuring and related charges	26.6	—	9.1	1.0	1.8	38.5
Write-off from impairment of intangible assets	—	—	15.3	—	—	15.3
Inventory acquisition step-up	—	—	3.3	—	—	3.3
Pet safety recall	—	—	35.8	—	—	35.8
Venezuela devaluation	—	0.3	—	—	—	0.3
Spectrum merger related transaction charges	—	—	—	—	7.6	7.6
Non-recurring HRG operating costs and interest income	—	—	—	—	36.0	36.0
Adjusted EBITDA	$254.4	$147.8	$142.7	$133.0	$(39.3)	$638.6
Net Sales	$1,276.1	$1,132.3	$793.2	$503.8	$—	$3,705.4
Adjusted EBITDA Margin	19.9%	13.1%	18.0%	26.4%	—	17.2%

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Period and Year Ended September 30, 2018 and 2017

(unaudited)

ADJUSTED EPS

We define adjusted diluted EPS as reported diluted EPS excluding the effect of one-time, non-recurring activity and volatility associated with our income tax expense. The Company believes that adjusted diluted EPS provides further insight and comparability in operating performance as it eliminates the effects of certain items that are not comparable from one period to the next. Adjustments to diluted EPS include the following:

•

Proforma adjustment associated with the per share impact from the Spectrum Merger, including the change in weighted average shares from the incremental shares issued to execute the Spectrum Merger share exchange with Spectrum’s non-controlling interest, plus the inclusion of income attributable to non-controlling interest in Spectrum recognized by HRG prior to the consolidation of the shareholder groups and recognition of Spectrum as a wholly-owned business after completion of the Spectrum Merger;

•

Acquisition and integration related charges that consist of transaction costs from qualifying acquisition transactions during the period, or subsequent integration related project costs directly associated with an acquired business;

•	Divestiture related transaction costs that are recognized in continuing operations due to the change in plan to cease marketing and selling of the HPC business;
•	Restructuring and related charges, which consist of project costs associated with restructuring initiatives across the segments;
•	Non-cash purchase accounting inventory adjustments recognized in earnings from continuing operations subsequent to an acquisition (when applicable);
•	Non-cash asset impairments or write-offs realized and recognized in earnings from continuing operations (when applicable);
•	Incremental costs associated with a safety recall in the PET segment.
•

Transactions costs directly associated with the merger of Spectrum Brands Legacy, Inc. (“Spectrum”, formerly Spectrum Brands Holdings, Inc.) and Spectrum Brands Holdings, Inc. (“HRG”, formerly HRG Group, Inc.) that closed on July 13, 2018 (collectively referred to as the “Spectrum Merger”);

•

Non-recurring HRG net operating costs, considered to be redundant or duplicative due to the Spectrum Merger and not considered a component of the continuing commercial products company after completion of the Spectrum Merger, including compensation and benefits, directors fees, professional fees, insurance, public company costs, amongst others; and including interest and other non-recurring income that will ultimately be eliminated following the transaction;

•	Non-cash debt refinancing costs;
•	Interest costs associated with HRG-originated debt;
•

Depreciation and amortization on long-lived assets from HPC that was deferred during the three month period and year ended September 30, 2018 while considered held for sale (effective December 27, 2017) and subsequently reclassified as held for use during the three month period ended December 30, 2018, resulting in the recognition of a cumulative true-up of amounts previously deferred.

•

Other adjustments primarily consisting of incremental costs for separation of key senior executives, costs attributable to flood damage at the Company’s facilities in Middleton, Wisconsin, for the three month period and year ended September 30, 2018; including the operating margin on H&G sales to GAC discontinued operations for the three month periods and year ended September 30, 2018 and 2017.

Income tax adjustment to diluted EPS is to exclude the impact of adjusting the valuation allowance against deferred taxes and other tax related items in order to reflect a normalized ongoing effective tax rate of 24.5% and 35.0% for the three month periods and year ended September 30, 2018 and 2017, respectively, net of adjustments made to diluted EPS, based upon enacted corporate tax rate in the United States.

	Three Month Periods Ended		Year Ended
	Sept. 30, 2018	Sept. 30, 2017	Sept. 30, 2018	Sept. 30, 2017
Diluted earnings per share, as reported	$(0.68)	$(0.14)	$9.62	$(2.81)
Adjustments:
Spectrum Merger share exchange proforma adjustment	0.02	0.56	(1.76)	2.51
Acquisition and integration related charges	0.44	0.10	1.54	0.33
Restructuring and related charges	0.12	0.45	0.41	0.65
Debt refinancing costs	—	—	—	0.11
Purchase accounting inventory adjustment	—	0.04	0.02	0.06
Pet safety recall	0.05	0.19	0.35	0.63
Write off from impairment of intangible assets	0.38	0.29	0.37	0.29
Spectrum merger related transaction costs	0.45	0.04	0.85	0.22
Non-recurring HRG net operating costs	0.11	0.07	0.37	0.32
Interest cost on HRG debt	0.36	0.69	1.88	2.63
Depreciation & amortization on HPC long-lived assets	(0.19)	—	(0.59)	—
Other	0.04	0.01	0.10	0.01
Income tax adjustment	(0.08)	(1.42)	(9.69)	(1.88)
Total Adjustments	1.70	1.02	(6.15)	5.88
Diluted earnings per share, as adjusted	$1.02	$0.88	$3.47	$3.07

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Other Supplemental Information

For the Three Month Period and Year Ended September 30, 2018 and 2017

(unaudited)

ADJUSTED EPS (continued)

The weighted average shares and adjusted earnings per share data are adjusted for the three month period and year ended September 30, 2017, to reflect the reverse stock split and share exchange because of the HRG Merger, which closed on July 13, 2018.  For the three month period and year ended September 30, 2017, the weighted average shares was adjusted using (i) the 20-trading-day volume-weighted average price per share of Spectrum common stock ending on July 12, 2018, (ii) the number of shares of Spectrum common stock outstanding, the number of shares of Spectrum common stock held by HRG and its subsidiaries and the number of shares of Spectrum common stock outstanding as of July 12, 2018, (iii) $328.2 million of HRG net indebtedness and transaction expense at closing, and (iv) a $200.0 million upward adjustment contemplated by the Merger Agreement, each HRG stockholder received approximately 0.1613 of a share of the post-Merger combined company stock for each share of pre-Merger common stock.  The following is a recalculation of the weighted average shares adjusted for the impact of the reverse stock split and share exchange for the three month period and year ended September 30, 2017.

	Three month period	Year Ended
(in millions, except per share amounts)	ended Sept. 30, 2017	Sept. 30, 2017
Spectrum weighted average shares	57.8	58.6
Spectrum weighted average shares owned by HRG	34.3	34.3
Spectrum weighted average shares owned by third parties (A)	23.4	24.3
HRG weighted average shares	200.4	200.0
HRG share conversion at 1 to 0.1613 (B)	32.3	32.2
Total weighted average shares (A + B)	55.8	56.6